UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-08128

Name of Fund:  W.P. Stewart & Co. Growth Fund, Inc.

Fund Address:  527 Madison Avenue
Fund Address:  New York, New York 10022

Name and address of agent for service:	W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, New York 10022
Attention: Michael W. Stamm

Registrant’s telephone number, including area code:  (212) 750-8585

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2006

Item 1 – REPORT TO SHAREHOLDERS.

W.P. STEWART & CO. GROWTH FUND, INC.

SEMI-ANNUAL REPORT
(UNAUDITED)

JUNE 30, 2006

W.P. STEWART & CO. GROWTH FUND, INC.
SEMI-ANNUAL REPORT TO SHAREHOLDERS AS OF JUNE 30, 2006

MANAGEMENT COMMENTS

During the first half of 2006, your Fund’s net asset value per share decreased from $192.59 on December 31, 2005 to $185.47 on June 30, 2006. This represents a total investment return of -3.70% compared to a return of 2.71% for the S&P 500 Index over the same period. Complete performance information, including average annual total returns, can be found on page 1 of this report.

Although longer-term results remain strong, the quality growth shares within your Fund’s portfolio have been notably under pressure since December. In general, larger capitalization growth equities have been out of favor for a prolonged period, over five years or more to be precise. Interest has been elsewhere and often further out on the risk curve - emerging markets, oil, commodities, etc. To that end, energy, materials, industrials, and telecom services have been the strongest performers with the S&P 500 so far this year; areas we typically have not favored with our orientation toward more value-added businesses and global franchises. Historically, our approach has led to occasional bouts of underperformance, but it has also resulted in above average performance over longer stretches of time.

New names have been an important driver of value over the past five years and we continued to push hard on this front in 2006. During the second quarter - and amidst the broad market pull back - we initiated positions in several new holdings on weakness with an eye toward long-term capital appreciation:

eBay: We like eBay’s business model, brand franchises, global opportunities, cash flow characteristics, and management and have used a severe decline in its shares this year as a chance to build a meaningful position. The company’s core eBay business is moderating, but we believe that continuous innovations in merchandising are likely to drive further e-commerce market share gains. In our opinion PayPal is an outstanding franchise in its own right with opportunities to further increase penetration in eBay’s payment market as well as in the larger payment arena and in new areas, such as mobile payments. Finally, Skype has more than 100 million users and we believe that it is likely to gain over time from a powerful trend toward internet voice calling and management’s skills at monetizing a large and growing user base. As the shares have pulled back, eBay’s valuation has become more attractive, bolstering our long-term enthusiasm on these shares.

Carnival: Carnival is the 800 pound gorilla in the global cruise industry and has done an effective job at segmenting the market with brands such as Carnival, Cunard, Holland America, Princess, Costa, Yachts of Seaborne, and others. This business has evolved into an oligopoly in both the United States and Europe with large barriers to entry. We believe that demographic trends - including the aging of the population and increased leisure spending - favor this industry, which still only captures 3% of the travel market in the U.S. today, and 1% in Europe. China is also a new frontier as the company has just launched its first ship into this market. Currently, Carnival faces a perfect storm of lingering problems and fears from last year’s vicious hurricane season, and an onerous step up in fuel costs. That said, the company retains a high level of earnings power and cash flow, the latter of which is being returned to shareholders via dividends and share repurchases. Assuming these challenges are lapped, and ultimately abate over time, Carnival should possess substantial future earnings power, which the market is currently not focused on. We have used the sharp pullback in these shares and the deeply negative sentiment that exists today to build an important position in this company, which in our view is attractively valued.

Wyeth: Wyeth has evolved into a multi-dimensional health care company with strengths in pharmaceuticals, biotechnology, vaccines, and over the counter products. The company has faced an enormous challenge over the past several years due to diet drug litigation, which is now winding down. While wrestling with this problem, in many ways, Wyeth did not have "the good old days" that many healthcare companies still long for, and instead has developed into an increasingly forward thinking and more flexible healthcare company. Over the near-term, we think Wyeth has visible earnings momentum, in part due to management’s hard-nosed bent toward costs. Beyond this, the company has an above average number of new drugs coming out of its pipeline over the next 12-18 months. And longer-term, the company’s free cash flow picture is looking increasingly attractive to us as legal settlements diminish. Wyeth does face a short-term challenge around a plant inspection problem in its Puerto Rican facility, and longer-term, patent expiration hurdles do exist. That said, we think today’s stock price and low valuation factors in these issues but does not capture the company’s improving fundamental trends overall.

We also re-established a small position in Wrigley on weakness. Wrigley sells a low ticket item to billions of consumers (China is already its second largest market) and we believe that it also has increasing long range opportunities in the non-gum confectionary market as well.

In order to fund these buys, we sold Dell and Home Depot, and substantially reduced our holdings in Johnson & Johnson and Microsoft. Fundamentals proved disappointing at Dell, and we have some concerns about Home Depot’s ability to transition away from its maturing retail business. Johnson & Johnson remains solid although we felt our alternatives had become relatively more attractive. Finally, although we believe that Microsoft continues to have long-term opportunities to grow its business, our conviction level was higher in newer names.

LONG-TERM VIEW

Clearly, a steady rise in both short-term (17 straight Fed hikes) and long-term rates (more than a 200 basis point increase in last 36 months) has pressured price/earnings multiples for your portfolio companies and mitigated steady earnings progress. But taking a step back puts the picture in clearer perspective. To a large degree, we are still living through a reversion to the market mean following the outsized gains of the 1990s. The 1990s was a time -without question - that was the best of both worlds. Earnings grew and price earnings multiple expanded.

Through the first six and one half years of this decade it has been a different story. Much like the 1990s, earnings have grown - notwithstanding a bad 2002 recession - but what changed - what has retreated - is the price earnings multiple for the market and your Fund’s portfolio. Today, we find ourselves virtually back to where we started in 1990 - with the price earnings multiple at both an increasingly high quality and alluring 18X-19X forward twelve month earnings.

When we look forward, we believe it will come down to the two critical variables that have driven performance over time: earnings growth and the direction of price earnings multiples. Notwithstanding some economic moderation due to higher interest rates, oil prices, and housing related softness, the earnings picture today for your Fund’s holdings remains strong. Over time, we believe your portfolio’s earnings should progress at a solid pace, with relative earnings progress becoming increasingly visible as Corporate America’s profits moderate as we move further into the economic cycle.

Today’s price earnings ratio of less than 19X for your Fund’s portfolio is equivalent to the multiple that we hit twice before in the bear market bottoms (October ’02, March ’03). And most importantly, this level of absolute multiple is relatively more attractive next to long-term U.S. treasury yields than what we saw in 1990 - which preceded a powerful decade of results.

Despite today’s slings and arrows, all of this gives us a high level of confidence in your Fund’s prospects. The earnings should drive the portfolio and, while we cannot rule out further short-term valuation pressure, our view is that multiples are likely to be maintained, and may well in fact move higher as people are willing to look further ahead once again.

What may help people look further ahead? It is hard to know but history has shown that markets often react well after the end of prolonged Fed tightening phases; 1984 and 1994 are two good past examples. And while it is tough to know precisely what inning we are watching of the Fed tightening, we have a pretty good idea that it is late in this game.

In the meantime, we will keep focused on the fundamental principals that have stood the test of time: above average returns, below average risk, quality, growth, valuation, detailed research, and a focused portfolio approach. And we will continue to bolster these principals with our efforts on new names, active management, and striking the right balance between growth and valuation.

It is easy to remember back to the late 1990s. Many people were slapping each other on the back - it felt good - but it was not necessarily the best time to be committing incremental capital to quality growth shares. There hasn’t been too much back slapping these days and sentiment has turned dour. But sometimes though, it is that time of maximum pain that creates the greatest opportunity. There are real worries, but many of them have already been factored into individual shares or the market as a whole. But there are also real opportunities that exist and we don’t want to lose sight of the reward that stands out there for those willing to endure tougher times.

In a contrarian way, we are excited. Excited about our companies, excited about the managements who run them, excited about the earnings potential, excited about the valuation opportunities, and excited about what this highly cohesive team can do in what we believe will soon be an improving environment.

Most of all, we are excited about the opportunity to deliver good results for you and reward you for the confidence, trust, and patience you have shown us.

John C. Mahler, Jr.
President and Portfolio Manager
New York, NY
July, 2006

W.P. Stewart & Co., Inc.
Investment Adviser

W.P. STEWART & CO. GROWTH FUND, INC.
COMPARISON OF A HYPOTHETICAL $50,000 INVESTMENT
W.P. STEWART & CO. GROWTH FUND VS. S&P 500 INDEX*

DATE	GROWTH FUND	S&P 500

02/28/94	50	50
12/94	51	51
12/95	65	69
12/96	84	85
12/97	105	114
12/98	140	146
12/99	152	177
12/00	149	161
12/01	130	142
12/02	108	110
12/03	126	142
12/04	149	157
12/05	157	165
06/06	151	170

*	For the period from February 28, 1994 (commencement of investment operations) through June 30, 2006

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED JUNE 30, 2006)

	SIX MONTH	ONE YEAR	FIVE YEAR	TEN YEAR	RETURN SINCE INCEPTION*

W.P. Stewart & Co. Growth Fund, Inc.	-3.70%	5.99%	2.92%	7.33%	9.39%
S&P 500 Index**	2.71%	8.63%	2.50%	8.32%	10.41%

*	Inception Date of Fund: February 28, 1994

**	The S&P 500 Index is the Standard & Poor’s Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. You cannot invest directly in an index.

The Fund’s returns are calculated assuming reinvestment of all dividends and distributions at net asset value during the period. The S&P 500 Index returns assume no transaction costs. The return figures above represent past performance which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, and therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. To obtain current month-end performance numbers, please call our toll free number: (888) 695 4092.

W.P. STEWART & CO. GROWTH FUND, INC.
UNDERSTANDING YOUR FUND’S EXPENSES
JUNE 30, 2006 (UNAUDITED)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management and administrative services, among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of that fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, which if they were included, would increase your costs. Your Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load". Costs are described in more detail in the Fund’s prospectus.

	BEGINNING ACCOUNT VALUE 01/01/06	ENDING ACCOUNT VALUE 06/30/06	EXPENSES PAID DURING PERIOD* 01/01/06-06/30/06

Actual	$1,000.00	$963.03	$9.12
Hypothetical (5% return
before expenses)	$1,000.00	$1,015.51	$9.36

*	EXPENSES ARE EQUAL TO THE FUND’S ANNUALIZED EXPENSE RATIO OF 1.87% MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

W.P. STEWART & CO. GROWTH FUND, INC.
FUND PROFILE
JUNE 30, 2006 (UNAUDITED)

The information below gives you a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

PORTFOLIO SECTORS*
% OF FUND’S NET ASSETS

[CHART]

Non-Cyclical	29%
Cyclical	26%
Communications	23%
Financials	12%
Industrials	6%
Other Net Assets	2%
Technology	2%

*	FOR REPORTING PURPOSES, INDUSTRY CLASSIFICATIONS ARE COMBINED IN THIS PORTFOLIO SECTORS CHART. FOR INDUSTRY CLASSIFICATIONS, PLEASE SEE THE SCHEDULE OF INVESTMENTS STARTING ON PAGE 4.

TOP TEN STOCKS AS OF JUNE 30, 2006
% OF FUND’S NET ASSETS

The Walt Disney Company	8.2%
Target Corporation	7.8%
Amgen Inc.	7.5%
American Express Company	7.3%
General Electric Company	6.6%
Procter & Gamble Company	6.2%
Amazon.com, Inc.	5.3%
Kellogg Company	5.0%
Time Warner Inc.	4.9%
Qualcomm Inc.	4.9%

W.P. STEWART & CO. GROWTH FUND, INC.
SCHEDULE OF INVESTMENTS
JUNE 30, 2006 (UNAUDITED)

NAME OF ISSUER		FAIR
AND TITLE OF ISSUE	SHARES	VALUE

COMMON STOCKS - 97.9%
CONSUMER PRODUCTS - 6.2%
Procter & Gamble Company	106,200	$5,904,720

CRUISE LINES - 3.8%
Carnival Corporation	86,200	3,597,988

DIVERSIFIED INDUSTRIAL - 6.6%
General Electric Company	190,200	6,268,992

DRUG STORES - 0.7%
Walgreen Company	14,200	636,728

DRUGS & HEALTH CARE - 11.3%
Amgen Inc. (a)	109,450	7,139,423
Johnson & Johnson	16,750	1,003,660
Wyeth	59,000	2,620,190

		10,763,273

E-COMMERCE/SERVICES - 4.7%
eBay Inc. (a)	153,000	4,481,370

FINANCE & BANKING - 11.9%
American Express Company	130,595	6,950,266
Charles Schwab Corporation	273,100	4,364,138

		11,314,404

FOOD & BEVERAGES - 11.4%
Kellogg Company	96,950	4,695,288
PepsiCo, Inc.	76,900	4,617,076
Wm. Wrigley Jr. Company	32,000	1,451,520

		10,763,884

HOTELS & RESTAURANTS - 4.8%
Marriott International, Inc., Class A	118,700	4,524,844

The accompanying notes are an integral part of these financial statements.

NAME OF ISSUER		FAIR
AND TITLE OF ISSUE	SHARES	VALUE

COMMON STOCKS - (CONTINUED)
MULTIMEDIA - 13.1%
The Walt Disney Company	258,900	$7,767,000

Time Warner Inc.	269,000	4,653,700

		12,420,700

RETAIL - 16.5%
Amazon.com, Inc. (a)	129,300	5,001,324
Target Corporation	150,525	7,356,157
Williams-Sonoma, Inc.	95,600	3,255,180

		15,612,661

SOFTWARE - 2.0%
Microsoft Corporation	79,986	1,863,674

WIRELESS COMMUNICATIONS - 4.9%
Qualcomm Inc.	116,000	4,648,120

TOTAL COMMON STOCKS - (Cost $85,836,378)		92,801,358

SHORT TERM INVESTMENTS - 2.5%

	PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 2.5%
Agreement with State Street Corporation, 2.55%, dated
06/30/2006, to be repurchased at $2,399,510 on 07/03/2006, collateralized by $2,585,000 U.S. Treasury Note, 4.25% maturing 08/15/2015 (value $2,449,060)	2,399,000	2,399,000

TOTAL SHORT TERM INVESTMENTS - (Cost $2,399,000)		2,399,000

TOTAL INVESTMENTS - (Cost $88,235,378) - 100.4%		95,200,358
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%		(376,811)

NET ASSETS - 100.0%		$94,823,547

(a)         No dividends paid on security.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006 (UNAUDITED)

ASSETS:
Investments in securities, at fair value (cost $85,836,378)	$92,801,358
Repurchase Agreement, at fair value (cost $2,399,000)	2,399,000
Cash	4,094
Receivable for investments sold	592,886
Receivable for Fund shares sold	57,167
Dividends and interest receivable	55,607
Other assets	20,069

Total Assets	95,930,181

LIABILITIES:
Advisory fee payable	366,001
Payable for investments purchased	253,480
Payable for Fund shares purchased	445,876
Accrued expenses and other payables	41,277

Total Liabilities	1,106,634

NET ASSETS	$94,823,547

NET ASSETS CONSIST OF:
Capital stock ($0.001 par value; 100,000,000 shares
authorized, 511,254 shares issued and outstanding)	$511
Capital paid in excess of par	83,185,161
Undistributed net investment loss	(362,403)
Accumulated realized gain on investments - net	5,035,298
Unrealized appreciation on investments - net	6,964,980

NET ASSETS	$94,823,547

Net asset value per share	$185.47

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

INVESTMENT INCOME:
Dividends	$528,826
Interest	33,075

Total investment income	561,901

EXPENSES:
Investment advisory fees	740,175
Legal fees	283,528
Administrative fees	42,452
Directors fees	41,250
Audit fees	40,000
Custodian fees	31,579
Registration fees	23,602
Transfer agent fees	20,607
Insurance fees	11,883
Printing fees	10,211
Miscellaneous fees	6,833

Total expenses before amounts paid or reimbursed	1,252,120
Expenses paid or reimbursed by the Adviser	(327,816)

Net Expenses	924,304

Net investment loss	(362,403)

REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Net realized gain from investments	3,300,954
Net change in unrealized appreciation/(depreciation) on
investments	(6,595,015)

Net realized and unrealized (loss) from investments	(3,294,061)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,656,464)

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)	FOR THE YEAR ENDED DECEMBER 31, 2005

(DECREASE)/INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(362,403)	$(858,546)
Net realized gain from investments	3,300,954	10,147,375
Net change in unrealized appreciation/(depreciation)
on investments	(6,595,015)	(3,888,221)

Net (decrease)/increase in net assets resulting
from operations	(3,656,464)	5,400,608

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain from investments	0	(7,386,126)

FUND SHARE TRANSACTIONS:
Proceeds from shares sold	9,694,955	21,353,017
Shares issued to shareholders
in reinvestment of distributions	0	6,921,094
Cost of redemptions	(11,487,276)	(10,033,157)

Net (decrease)/increase in net assets from Fund
share transactions	(1,792,321)	18,240,954

NET (DECREASE)/INCREASE IN NET ASSETS	(5,448,785)	16,255,436

NET ASSETS:
Beginning of period	100,272,332	84,016,896

End of period	$94,823,547	$100,272,332

Undistributed net investment loss,
end of period	$(362,403)	$0

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)	FOR THE YEAR ENDED DECEMBER 31, 2005	FOR THE YEAR ENDED DECEMBER 31, 2004

INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$192.59	$196.70	$175.37

Net investment loss	(0.71)	(1.65)	(1.00)
Net realized and unrealized (loss)/gain
from investments	(6.41)	12.72	31.93

Net (decrease)/increase from investment
operations	(7.12)	11.07	30.93
Distributions to shareholders from net
realized gains on investments	0.00	(15.18)	(9.60)

Net asset value, end of period	$185.47	$192.59	$196.70

TOTAL INVESTMENT RETURN (a)	(3.70)%	5.49%	17.73%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of net expenses to average
net assets	1.87%(b)	1.88%	1.93%
Ratio of total expenses to average net
assets, including expenses paid or
reimbursed by the Adviser	2.54%(b)	2.24%	2.30%

Ratio of net investment loss to
average net assets	(0.73)%(b)	(0.94)%	(0.54)%

Portfolio turnover	27%	49%	60%

Net assets, end of period (in thousands)	$94,824	$100,272	$84,017

(a)	Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total investment return for a period of less than one year is not annualized. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

(b)	Annualized.

The table above reflects the unaudited operating performance for the six months ended June 30, 2006 and the audited operating performance for the years ended December 31, 2005 and 2004 based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

	FOR THE YEAR ENDED DECEMBER 31, 2003	FOR THE YEAR ENDED DECEMBER 31, 2002	FOR THE YEAR ENDED DECEMBER 31, 2001

INCOME FROM INVESTMENT OPERATIONS:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$150.08	$180.73	$207.95

Net investment loss	(1.41)	(1.46)	(2.07)
Net realized and unrealized gain/(loss)
from investments	26.70	(28.27)	(25.09)

Net increase/(decrease) from investment
operations	25.29	(29.73)	(27.16)
Distributions to shareholders from net
realized gains on investments	0.00	(0.92)	(0.06)

Net asset value, end of period	$175.37	$150.08	$180.73

TOTAL INVESTMENT RETURN (a)	16.85%	(16.46)%	(13.06)%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of net expenses to average
net assets	1.99%	1.97%	1.94%
Ratio of total expenses to average net
assets, including expenses paid or
reimbursed by the Adviser	2.43%	2.46%	2.12%
Ratio of net investment loss to
average net assets	(0.93)%	(0.94)%	(1.11)%
Portfolio turnover	32%	40%	69%
Net assets, end of period (in thousands)	$76,518	$56,046	$61,220

(a)	Total investment return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Past performance results shown in this report should not be considered a representation of future performance. Investment return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

The table above reflects the audited operating performance based on a share of Fund common stock outstanding, as well as total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements.

The accompanying notes are an integral part of these financial statements.

W.P. STEWART & CO. GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND FUND DESCRIPTION

W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). It was incorporated under the laws of the State of Maryland in September 1993. The Fund invests primarily in common stocks listed on the New York Stock Exchange. W.P. Stewart & Co., Inc., a registered investment adviser, is the Fund’s investment adviser. W.P. Stewart & Co., Inc. assumed this responsibility from its affiliate in July, 1998. The change did not involve any change in actual control or management of the investment adviser to the Fund. W.P. Stewart & Co., Inc. and its predecessor are together referred to as the "Adviser." Shares of the Fund are available for subscription by eligible investors. There is no sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES: The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION: The Fund values its portfolio as directed by the Board of Directors at the close of business of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., New York City time) of each day the NYSE is open for trading (each, a "Business Day").

In general, the Fund values its portfolio holdings as of their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or any comparable foreign over-the-counter quotation system providing last sale data or, in the case of securities included in NASDAQ at the NASDAQ Official Closing Price, or if no sales of such securities are reported on such date and in the case of over-the-counter securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund or the Fund’s Valuation Committee.

INVESTMENT TRANSACTIONS: The Fund records all securities transactions on a trade date basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses on sales of securities are determined on the basis of identified cost.

REPURCHASE AGREEMENTS: A repurchase agreement customarily requires the seller to repurchase the securities at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily United States government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount sold under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to registered investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to pay an annual dividend, if any, to shareholders of record representing its entire net investment income and to distribute all of its realized net capital gains at least annually. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

3. DISTRIBUTIONS TO SHAREHOLDERS

For the six months ended June 30, 2006, the Fund did not make any distributions to shareholders. For the year ended December 31, 2005, the Fund paid distributions of $7,386,126 representing $15.176202 per share.

The tax character of distributions paid for the year ended December 31, 2005 was as follows:

DISTRIBUTIONS PAID FROM:

Ordinary income	$1,127,128
Long-term capital gain	6,258,998

7,386,126
Return of Capital	0

$7,386,126

As of December 31, 2005, the components of distributable earnings (loss deferrals) on a tax basis were as follows:

Undistributed ordinary income	$0
Undistributed long-term gain	2,294,269
Unrealized appreciation	13,000,070
Loss deferrals and carry forwards	0

$15,294,339

As of June 30, 2006, unrealized appreciation and depreciation for Federal income tax purposes was $9,017,042 and $2,052,062, respectively. The aggregate cost of investments at June 30, 2006 for Federal income tax purposes was $88,235,378. As of December 31, 2005 there are no capital losses to be carried forward to offset future capital gains.

4. RELATED PARTY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Services Agreement, the Fund pays the Adviser a fee of 1.5% of the Fund’s average daily net assets, which is payable quarterly in arrears.

In addition to the quarterly advisory fee, the Fund bears all costs and expenses directly related to investment transactions effected and positions held for the Fund’s account, including brokerage commissions, custodial fees, interest on borrowings and administrative fees. The Adviser has voluntarily agreed to waive and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average annual net assets of the Fund in excess of $100 million. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement and may be discontinued at any time. In addition to this arrangement, the Adviser may also from time to time voluntarily reimburse or pay certain expenses of the Fund. For the six months ended June 30, 2006, audit and legal fees reimbursed, paid or accrued by the Adviser amounted to $321,676.

In 2002, the Fund entered into a Distribution Agreement with ALPS Distributors, Inc. (the "Distributor") in connection with the promotion and distribution of the Fund’s shares. The Distributor is not affiliated with the Adviser. The Adviser has agreed to bear, out of its own resources, all of the fees payable to the Distributor for its distribution services to the Fund as well as other fees and expenses in connection with the distribution of Fund shares. For the six months ended June 30, 2006, these fees and expenses paid or accrued by the Adviser amounted to $6,140.

Under the terms of the Investment Advisory Services Agreement, an affiliated company of the Adviser may conduct brokerage services for the Fund. For the six months ended June 30, 2006, the Adviser’s affiliate earned $117,383 in commissions as broker on trades of portfolio securities.

Each of the directors who is not an "interested person" of the Fund or the Adviser as defined under the Investment Company Act of 1940 (the "Independent Directors") is entitled to be paid by the Fund a fee of $1,875 for each meeting that he or she attends of the Fund’s Board of Directors and each meeting of any committee of the Board of Directors that he or she attends. The Chairman of the Audit Committee receives an additional $1,875 per annum. For the six months ended June 30, 2006, the Fund has paid a total of $41,250 to the Independent Directors for their services.

5. ADMINISTRATION AGREEMENT

The Fund is a party to an Administration Agreement with State Street Bank and Trust Company (the "Administrator") dated January 11, 1994. Under that agreement, the Administrator receives an annual fee equal to 0.08% of the Fund’s net asset value up to $125 million, 0.06% of the next $125 million, and 0.04% of assets in excess of $250 million, subject to a minimum annual fee of $65,000.

6. LINE OF CREDIT

On April 29, 2003, the Fund obtained a 365 day unsecured revolving line of credit (the "Facility") from State Street Bank and Trust Company (the "Bank") pursuant to which it can borrow up to the lesser of (a) $5 million or (b) 10% of the Fund’s net assets. On April 25, 2006, this Facility was extended to April 24, 2007. This Facility can be used only (i) to temporarily finance the purchase or sale of securities or (ii) to finance the redemption of Fund shares. Interest charged on borrowings, which may be outstanding for a maximum of 60 days, shall be payable at a variable rate per annum equal to the Bank’s overnight federal funds rate plus 0.50% per annum. The Fund is charged a commitment fee of 0.10% per annum on the unused portion of the Facility. During the six months ended June 30, 2006, the Fund did not borrow under the Facility.

7. INVESTMENT TRANSACTIONS

Purchases of investments and proceeds from sales of investments, excluding short-term securities, for the six months ended June 30, 2006, were $26,476,301 and $28,603,572, respectively.

8. FUND SHARE TRANSACTIONS

The Fund is authorized to issue 100,000,000 shares of $0.001 par value capital stock. For the six months ended June 30, 2006 and the year ended December 31, 2005, transactions in shares were as follows:

	SIX MONTHS ENDED JUNE 30, 2006		YEAR ENDED DECEMBER 31, 2005

	SHARES	AMOUNT	SHARES	AMOUNT

Sold	50,705	$9,694,955	109,398	$21,353,017
Reinvested	0	0	35,064	6,921,094
Redeemed	(60,115)	(11,487,276)	(50,939)	(10,033,157)

Net (decrease)/increase	(9,410)	$(1,792,321)	93,523	$18,240,954

9. BENEFICIAL INTEREST

At June 30, 2006, no shareholder owned more than 5% of the Fund’s outstanding shares.

10. CONTRACTUAL OBLIGATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

W.P. STEWART & CO. GROWTH FUND, INC.
PROXY RESULTS
JUNE 30, 2006 (UNAUDITED)

At a special meeting of shareholders of the W.P. Stewart & Co. Growth Fund, Inc. held on June 6, 2006, such shareholders voted on the proposal to elect four new members and reelect one current member to the Fund’s Board of Directors to hold office until their successors are duly elected and qualified*. The number of shares voted are as follows:

NAMES	SHARES VOTED FOR	SHARES VOTED AGAINST	SHARES WITHHELD

Craig M. Ferguson	177,838	0	30,429
William J. Genco	178,133	0	30,134
Susan G. Leber	177,263	0	31,004
Rocco Macri	178,133	0	30,134
Margaret T. Monaco	178,133	0	30,134

*	Norman H. Brown, Jr., Joseph M. Santarella and William F. Waters continue to hold office for an indefinite term until their successors are duly elected and qualified. John C. Russell resigned as a Director on March 2, 2006.

W.P. STEWART & CO. GROWTH FUND, INC.
527 MADISON AVENUE
NEW YORK, NY 10022

DIRECTORS AND OFFICERS

John C. Mahler, Jr.	President
Susan G. Leber	Director, Treasurer and Principal Financial Officer
Norman H. Brown, Jr.	Director
Craig M. Ferguson	Director
William J. Genco	Director
Rocco Macri	Director
Margaret T. Monaco	Director
Joseph M. Santarella	Director
William F. Waters	Director
Michael W. Stamm	Secretary and Chief Compliance Officer
Alison A. Proshan	Assistant Secretary

INVESTMENT ADVISER	DISTRIBUTOR

W.P. Stewart & Co., Inc.	ALPS Distributors, Inc.
527 Madison Avenue	1625 Broadway, Suite 2200
New York, NY 10022	Denver, CO 80202
(212) 750-8585

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	LEGAL COUNSEL

Anchin, Block & Anchin LLP	Davis Polk & Wardwell
1375 Broadway	450 Lexington Avenue
New York, NY 10018	New York, NY 10017

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission ("SEC") a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". The filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call (800) SEC 0330 for information on the operation of the Public Reference Room.)

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free (888) 695 4092, or on the SEC’s website at http://www.sec.gov.

THIS REPORT IS NOT AUTHORIZED FOR USE AS AN OFFER OF SALE OR A SOLICITATION OF AN OFFER TO BUY SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY THE FUND’S CURRENT PROSPECTUS. PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN WILL VARY, AND NET ASSET VALUE OF SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Item 2 – CODE OF ETHICS.

Not applicable to this semi-annual report.

Item 3 – AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

Item 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

Item 5 – AUDIT COMMITTEE OF LISTED COMPANIES.

Not applicable.

Item 6 – SCHEDULE OF INVESTMENTS.

Included in Item 1.

Item 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS.

Not applicable.

Item 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11 – CONTROLS AND PROCEDURES.

(a) The Registrant’s certifying officers have reasonably designed such disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act (17 CFR 270.30a-3(c)) to ensure material information relating to the Registrant is made known to us by others particularly during the period in which this report is being prepared. The Registrant’s certifying officers have determined that the Registrant’s disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3 (d) under the Investment Company Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - EXHIBITS.

12(a) (1)	Not applicable.

12(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99. CERT.

12(a) (3)	Not applicable.

12 (b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99. 906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

W.P. Stewart & Co. Growth Fund, Inc.

By:	/s/ John C. Mahler, Jr.

John C. Mahler, Jr.,
President of
W.P. Stewart & Co. Growth Fund, Inc.

Date: September 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John C. Mahler, Jr.

John C. Mahler, Jr.,
President of
W.P. Stewart & Co. Growth Fund, Inc.

Date: September 6, 2006

By:	/s/ Susan G. Leber

Susan G. Leber,
Director, Treasurer and Principal Financial Officer of
W.P. Stewart & Co. Growth Fund, Inc.

Date: September 6, 2006